SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  April 18, 1994



                          SAFECARD SERVICES, INCORPORATED

                (Exact name of registrant as specified in charter).



         Delaware                1-10411            13-2650534
- - ----------------------------   ------------     -------------------
(State or other jurisdiction   (Commission      (IRS Employer
of incorporation)              File Number)     Identification No.)


3001 E. Pershing Boulevard, Cheyenne, WY            82001
- - ----------------------------------------            -----
(Address of principal executive offices)          (zip code)


                    Registrant's telephone number,
                  including area code:  (307)771-2700



                                 N/A

(Former name or former address, if changed since last report).





Item 5.     Other Events

      On April 18, 1994, the Company announced that several executives in the Cheyenne headquarters and Ft. Lauderdale offices will leave all offices held with the Company and its affiliates, effective April 30, 1994. Attached as Exhibit 1 is the press release.

                                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFECARD SERVICES, INCORPORATED



                                   BY:    FRANCIS J. MARINO
                                          ------------------------
                                   Name:  Francis J. Marino
                                   Title: Vice Chairman



April 28, 1994